Net Capital Requirements	12 Months Ended
Nov. 30, 2021
Broker-Dealer [Abstract]
Net Capital Requirements	Net Capital Requirements
Jefferies LLC operates as a broker-dealer registered with the U.S. Securities and Exchange Commission ("SEC") and a member firm of the Financial Industry Regulatory Authority ("FINRA"). Jefferies LLC is subject to the SEC Uniform Net Capital Rule ("Rule 15c3-1"), which requires the maintenance of minimum net capital and has elected to calculate minimum capital requirements using the alternative method permitted by Rule 15c3-1 in calculating net capital. Jefferies LLC, as a dually-registered U.S. broker-dealer and futures commission merchant ("FCM"), is also subject to Rule 1.17 of the Commodity Futures Trading Commission ("CFTC"), which sets forth minimum financial requirements. The minimum net capital requirement in determining excess net capital for a dually-registered U.S. broker-dealer and FCM is equal to the greater of the requirement under Rule 15c3-1 or CFTC Rule 1.17.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") contains provisions that require the registration of all swap dealers, major swap participants, security-based swap dealers, and/or major security-based swap participants. On October 6, 2021, Jefferies Financial Services, Inc. ("JFSI"), a registered swap dealer, became subject to the CFTC's regulatory capital requirements and holds regulatory capital in excess of the minimum regulatory requirement. Additionally, JFSI registered as a security-based swap dealer with the SEC on November 1, 2021, and became subject to the SEC's security-based swap dealer regulatory rules. Further, subsequent to year end, on December 16, 2021, JFSI was approved by the SEC as an OTC derivatives dealer, and is subject to compliance with the SEC's net capital requirements. At November 30, 2021, JFSI is in compliance with these SEC and CFTC requirements. As a security-based swap dealer and swap dealer, JFSI is subject to the net capital requirements of the SEC, CFTC and the National Futures Association ("NFA"), as a member of the NFA. JFSI is required to maintain minimum net capital, as defined under SEC Rule 18a-1 of not less than the greater of 2% of the risk margin amount, as defined, or $20 million.

Jefferies LLC's net capital and excess net capital as of November 30, 2021 were $2.23 billion and $2.11 billion, respectively. JFSI's net capital and excess net capital at November 30, 2021 were $452.3 million and $432.3 million, respectively.

FINRA is the designated examining authority for Jefferies LLC and the NFA is the designated self-regulatory organization for Jefferies LLC as an FCM.
Certain other U.S. and non-U.S. subsidiaries of Jefferies Group are subject to capital adequacy requirements as prescribed by the regulatory authorities in their respective jurisdictions, including Jefferies International Limited, which is subject to the regulatory supervision and requirements of the Financial Conduct Authority in the United Kingdom.
The regulatory capital requirements referred to above may restrict our ability to withdraw capital from Jefferies Group's regulated subsidiaries. Some of our other consolidated subsidiaries also have credit agreements which may restrict the payment of cash dividends, or the ability to make loans or advances to the parent company.